Exhibit (11)
September 1, 2009
Transamerica Funds
570 Carillon Parkway
St. Petersburg, Florida 33716
Ladies and Gentlemen:
     We have acted as counsel to Transamerica Funds, a Delaware statutory trust (the “Trust”), in its individual capacity, and on behalf of its series, Transamerica Balanced (the “Acquiring Fund”), in connection with the Trust’s Registration Statement on Form N-14 to be filed with the Securities and Exchange Commission on or about September 1, 2009 (the “Registration Statement”), with respect to (1) the Acquiring Fund’s Class P shares of beneficial interest to be issued in exchange for the assets of Transamerica Premier Balanced Fund, a series of Transamerica Investors, Inc., a Maryland corporation, and (2) the Acquiring Fund’s Class A shares, Class B shares and Class C shares (together with the Class P shares, the “Shares”) of beneficial interest to be issued in exchange for the assets of Transamerica Value Balanced, a series of the Trust, as described in the Registration Statement (the “Merger”). You have requested that we deliver this opinion to you in connection with the Trust’s filing of the Registration Statement.
     In connection with the furnishing of this opinion, we have examined the following documents:
     (a) A certificate of the Secretary of State of the State of Delaware, dated as of a recent date, as to the existence of the Trust;
     (b) A copy, certified by the Secretary of State of the State of Delaware, dated as of a recent date, of the Trust’s Certificate of Trust, dated February 25, 2005, filed with the Secretary of State of the State of Delaware (the “Certificate of Trust”);
     (c) A certificate executed by the Secretary of the Trust, certifying as to, and attaching copies of, the Trust’s Amended and Restated Declaration of Trust (the “Declaration”), the Trust’s Amended and Restated By-Laws (the “By-Laws”), and the resolutions adopted by the Trustees of the Trust at a meeting held on July 21, 2009, authorizing the Merger and the issuance of the Shares on behalf of the Acquiring Fund (the “Resolutions”);
     (d) A printer’s proof, received on September 1, 2009, of the Registration Statement; and
     (e) A copy of the form of the Agreement and Plan of Reorganization to be entered into by the Trust, on behalf of the Acquiring Fund (the “Agreement and Plan of Reorganization”).
     In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, including conformed copies, the authenticity and completeness of all original documents reviewed by

Transamerica Funds
September 1, 2009

us in original or copy form and the legal competence of each individual executing any document. We have assumed that the Registration Statement as filed with the Securities and Exchange Commission will be in substantially the form of the printer’s proof referred to in paragraph (d) above, and that the Agreement and Plan of Reorganization will be duly completed, executed and delivered by the parties thereto in substantially the form of the copy referred to in paragraph (e) above. We have also assumed for the purposes of this opinion that the Declaration, the Certificate of Trust, the Resolutions and the Agreement and Plan of Reorganization will not have been amended, modified or withdrawn and will be in full force and effect on the date of issuance of the Shares.
     This opinion is based entirely on our review of the documents listed above and such other documents as we have deemed necessary or appropriate for the purposes of this opinion and such investigation of law as we have deemed necessary or appropriate. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.
     This opinion is limited solely to the Delaware Statutory Trust Act (which for this purpose includes applicable provisions of the Delaware Constitution and reported judicial decisions interpreting these laws) to the extent that the same may apply to or govern the transactions referred to herein, and we express no opinion with respect to the laws of any other jurisdiction or to any other laws of the State of Delaware. Further, we express no opinion as to any state or federal securities laws, including the securities laws of the State of Delaware. No opinion is given herein as to the choice of law or internal substantive rules of law which any tribunal may apply to such transaction. In addition, to the extent that the Declaration or the By-Laws refer to, incorporate or require compliance with, the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Trust, except for the Delaware Statutory Trust Act, as aforesaid, we have assumed compliance by the Trust with such Act and such other laws and regulations.
     We understand that all of the foregoing assumptions and limitations are acceptable to you.
     Based upon and subject to the foregoing and to the further assumptions and limitations hereinafter set forth, please be advised that it is our opinion that the Shares, when issued and sold in accordance with the Declaration and the Resolutions and for the consideration described in the Agreement and Plan of Reorganization, will be validly issued, fully paid and nonassessable.
     This opinion is given as of the date hereof and we assume no obligation to update this opinion to reflect any changes in law or any other facts or circumstances which may hereafter come to our attention. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP

September 1, 2009
Transamerica Funds
570 Carillon Parkway
St. Petersburg, Florida 33716
Ladies and Gentlemen:
     We have acted as counsel to Transamerica Funds, a Delaware statutory trust (the “Trust”), in its individual capacity, and on behalf of its series, Transamerica Diversified Equity (the “Acquiring Fund”), in connection with the Trust’s Registration Statement on Form N-14 to be filed with the Securities and Exchange Commission on or about September 1, 2009 (the “Registration Statement”), with respect to (1) the Acquiring Fund’s Class P shares of beneficial interest to be issued in exchange for the assets of Transamerica Premier Diversified Equity Fund, a series of Transamerica Investors, Inc., a Maryland corporation, (2) the Acquiring Fund’s Class I shares of beneficial interest to be issued in exchange for the assets of Transamerica Premier Institutional Diversified Equity Fund, a series of Transamerica Investors, Inc., and the assets of Transamerica Science & Technology, a series of the Trust, and (3) the Acquiring Fund’s Class A shares, Class B shares and Class C shares (together with Class P shares and Class I shares, the “Shares”) of beneficial interest to be issued in exchange for the assets of Transamerica Science & Technology and Transamerica Templeton Global, each a series of the Trust, as described in the Registration Statement (the “Merger”). You have requested that we deliver this opinion to you in connection with the Trust’s filing of the Registration Statement.
     In connection with the furnishing of this opinion, we have examined the following documents:
     (a) A certificate of the Secretary of State of the State of Delaware, dated as of a recent date, as to the existence of the Trust;
     (b) A copy, certified by the Secretary of State of the State of Delaware, dated as of a recent date, of the Trust’s Certificate of Trust, dated February 25, 2005, filed with the Secretary of State of the State of Delaware (the “Certificate of Trust”);
     (c) A certificate executed by the Secretary of the Trust, certifying as to, and attaching copies of, the Trust’s Amended and Restated Declaration of Trust (the “Declaration”), the Trust’s Amended and Restated By-Laws (the “By-Laws”), and the resolutions adopted by the Trustees of the Trust at a meeting held on July 21, 2009, authorizing the Merger and the issuance of the Shares on behalf of the Acquiring Fund (the “Resolutions”);
     (d) A printer’s proof, received on September 1, 2009, of the Registration Statement; and
     (e) A copy of the form of the Agreement and Plan of Reorganization to be entered into by the Trust, on behalf of the Acquiring Fund (the “Agreement and Plan of Reorganization”).

Transamerica Funds
September 1, 2009

     In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, including conformed copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document. We have assumed that the Registration Statement as filed with the Securities and Exchange Commission will be in substantially the form of the printer’s proof referred to in paragraph (d) above, and that the Agreement and Plan of Reorganization will be duly completed, executed and delivered by the parties thereto in substantially the form of the copy referred to in paragraph (e) above. We have also assumed for the purposes of this opinion that the Declaration, the Certificate of Trust, the Resolutions and the Agreement and Plan of Reorganization will not have been amended, modified or withdrawn and will be in full force and effect on the date of issuance of the Shares.
     This opinion is based entirely on our review of the documents listed above and such other documents as we have deemed necessary or appropriate for the purposes of this opinion and such investigation of law as we have deemed necessary or appropriate. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.
     This opinion is limited solely to the Delaware Statutory Trust Act (which for this purpose includes applicable provisions of the Delaware Constitution and reported judicial decisions interpreting these laws) to the extent that the same may apply to or govern the transactions referred to herein, and we express no opinion with respect to the laws of any other jurisdiction or to any other laws of the State of Delaware. Further, we express no opinion as to any state or federal securities laws, including the securities laws of the State of Delaware. No opinion is given herein as to the choice of law or internal substantive rules of law which any tribunal may apply to such transaction. In addition, to the extent that the Declaration or the By-Laws refer to, incorporate or require compliance with, the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Trust, except for the Delaware Statutory Trust Act, as aforesaid, we have assumed compliance by the Trust with such Act and such other laws and regulations.
     We understand that all of the foregoing assumptions and limitations are acceptable to you.
     Based upon and subject to the foregoing and to the further assumptions and limitations hereinafter set forth, please be advised that it is our opinion that the Shares, when issued and sold in accordance with the Declaration and the Resolutions and for the consideration described in the Agreement and Plan of Reorganization, will be validly issued, fully paid and nonassessable.
     This opinion is given as of the date hereof and we assume no obligation to update this opinion to reflect any changes in law or any other facts or circumstances which may hereafter come to our attention. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

Transamerica Funds
September 1, 2009

Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP

September 1, 2009
Transamerica Funds
570 Carillon Parkway
St. Petersburg, Florida 33716
Ladies and Gentlemen:
     We have acted as counsel to Transamerica Funds, a Delaware statutory trust (the “Trust”), in its individual capacity, and on behalf of its series, Transamerica Equity (the “Acquiring Fund”), in connection with the Trust’s Registration Statement on Form N-14 to be filed with the Securities and Exchange Commission on or about September 1, 2009 (the “Registration Statement”), with respect to (1) the Acquiring Fund’s Class P shares of beneficial interest to be issued in exchange for the assets of Transamerica Premier Equity Fund, a series of Transamerica Investors, Inc., a Maryland corporation, and (2) the Acquiring Fund’s Class I shares (together with the Class P shares, the “Shares”) of beneficial interest to be issued in exchange for the assets of Transamerica Premier Institutional Equity Fund, a series of Transamerica Investors, Inc., as described in the Registration Statement (the “Merger”). You have requested that we deliver this opinion to you in connection with the Trust’s filing of the Registration Statement.
     In connection with the furnishing of this opinion, we have examined the following documents:
     (a) A certificate of the Secretary of State of the State of Delaware, dated as of a recent date, as to the existence of the Trust;
     (b) A copy, certified by the Secretary of State of the State of Delaware, dated as of a recent date, of the Trust’s Certificate of Trust, dated February 25, 2005, filed with the Secretary of State of the State of Delaware (the “Certificate of Trust”);
     (c) A certificate executed by the Secretary of the Trust, certifying as to, and attaching copies of, the Trust’s Amended and Restated Declaration of Trust (the “Declaration”), the Trust’s Amended and Restated By-Laws (the “By-Laws”), and the resolutions adopted by the Trustees of the Trust at a meeting held on July 21, 2009, authorizing the Merger and the issuance of the Shares on behalf of the Acquiring Fund (the “Resolutions”);
     (d) A printer’s proof, received on September 1, 2009, of the Registration Statement; and
     (e) A copy of the form of the Agreement and Plan of Reorganization to be entered into by the Trust, on behalf of the Acquiring Fund (the “Agreement and Plan of Reorganization”).
     In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, including conformed copies, the authenticity and completeness of all original documents reviewed by

Transamerica Funds
September 1, 2009

us in original or copy form and the legal competence of each individual executing any document. We have assumed that the Registration Statement as filed with the Securities and Exchange Commission will be in substantially the form of the printer’s proof referred to in paragraph (d) above, and that the Agreement and Plan of Reorganization will be duly completed, executed and delivered by the parties thereto in substantially the form of the copy referred to in paragraph (e) above. We have also assumed for the purposes of this opinion that the Declaration, the Certificate of Trust, the Resolutions and the Agreement and Plan of Reorganization will not have been amended, modified or withdrawn and will be in full force and effect on the date of issuance of the Shares.
     This opinion is based entirely on our review of the documents listed above and such other documents as we have deemed necessary or appropriate for the purposes of this opinion and such investigation of law as we have deemed necessary or appropriate. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.
     This opinion is limited solely to the Delaware Statutory Trust Act (which for this purpose includes applicable provisions of the Delaware Constitution and reported judicial decisions interpreting these laws) to the extent that the same may apply to or govern the transactions referred to herein, and we express no opinion with respect to the laws of any other jurisdiction or to any other laws of the State of Delaware. Further, we express no opinion as to any state or federal securities laws, including the securities laws of the State of Delaware. No opinion is given herein as to the choice of law or internal substantive rules of law which any tribunal may apply to such transaction. In addition, to the extent that the Declaration or the By-Laws refer to, incorporate or require compliance with, the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Trust, except for the Delaware Statutory Trust Act, as aforesaid, we have assumed compliance by the Trust with such Act and such other laws and regulations.
     We understand that all of the foregoing assumptions and limitations are acceptable to you.
     Based upon and subject to the foregoing and to the further assumptions and limitations hereinafter set forth, please be advised that it is our opinion that the Shares, when issued and sold in accordance with the Declaration and the Resolutions and for the consideration described in the Agreement and Plan of Reorganization, will be validly issued, fully paid and nonassessable.
     This opinion is given as of the date hereof and we assume no obligation to update this opinion to reflect any changes in law or any other facts or circumstances which may hereafter come to our attention. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP

September 1, 2009
Transamerica Funds
570 Carillon Parkway
St. Petersburg, Florida 33716
Ladies and Gentlemen:
     We have acted as counsel to Transamerica Funds, a Delaware statutory trust (the “Trust”), in its individual capacity, and on behalf of its series, Transamerica Legg Mason Partners All Cap (the “Acquiring Fund”), in connection with the Trust’s Registration Statement on Form N-14 to be filed with the Securities and Exchange Commission on or about September 1, 2009 (the “Registration Statement”), with respect to the Acquiring Fund’s Class P shares (the “Shares”) of beneficial interest to be issued in exchange for the assets of Transamerica Premier Focus Fund, a series of Transamerica Investors, Inc., a Maryland corporation, as described in the Registration Statement (the “Merger”). You have requested that we deliver this opinion to you in connection with the Trust’s filing of the Registration Statement.
     In connection with the furnishing of this opinion, we have examined the following documents:
     (a) A certificate of the Secretary of State of the State of Delaware, dated as of a recent date, as to the existence of the Trust;
     (b) A copy, certified by the Secretary of State of the State of Delaware, dated as of a recent date, of the Trust’s Certificate of Trust, dated February 25, 2005, filed with the Secretary of State of the State of Delaware (the “Certificate of Trust”);
     (c) A certificate executed by the Secretary of the Trust, certifying as to, and attaching copies of, the Trust’s Amended and Restated Declaration of Trust (the “Declaration”), the Trust’s Amended and Restated By-Laws (the “By-Laws”), and the resolutions adopted by the Trustees of the Trust at a meeting held on July 21, 2009, authorizing the Merger and the issuance of the Shares on behalf of the Acquiring Fund (the “Resolutions”);
     (d) A printer’s proof, received on September 1, 2009, of the Registration Statement; and
     (e) A copy of the form of the Agreement and Plan of Reorganization to be entered into by the Trust, on behalf of the Acquiring Fund (the “Agreement and Plan of Reorganization”).
     In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, including conformed copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document. We have assumed that the Registration Statement as filed with the Securities

Transamerica Funds
September 1, 2009

and Exchange Commission will be in substantially the form of the printer’s proof referred to in paragraph (d) above, and that the Agreement and Plan of Reorganization will be duly completed, executed and delivered by the parties thereto in substantially the form of the copy referred to in paragraph (e) above. We have also assumed for the purposes of this opinion that the Declaration, the Certificate of Trust, the Resolutions and the Agreement and Plan of Reorganization will not have been amended, modified or withdrawn and will be in full force and effect on the date of issuance of the Shares.
     This opinion is based entirely on our review of the documents listed above and such other documents as we have deemed necessary or appropriate for the purposes of this opinion and such investigation of law as we have deemed necessary or appropriate. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.
     This opinion is limited solely to the Delaware Statutory Trust Act (which for this purpose includes applicable provisions of the Delaware Constitution and reported judicial decisions interpreting these laws) to the extent that the same may apply to or govern the transactions referred to herein, and we express no opinion with respect to the laws of any other jurisdiction or to any other laws of the State of Delaware. Further, we express no opinion as to any state or federal securities laws, including the securities laws of the State of Delaware. No opinion is given herein as to the choice of law or internal substantive rules of law which any tribunal may apply to such transaction. In addition, to the extent that the Declaration or the By-Laws refer to, incorporate or require compliance with, the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Trust, except for the Delaware Statutory Trust Act, as aforesaid, we have assumed compliance by the Trust with such Act and such other laws and regulations.
     We understand that all of the foregoing assumptions and limitations are acceptable to you.
     Based upon and subject to the foregoing and to the further assumptions and limitations hereinafter set forth, please be advised that it is our opinion that the Shares, when issued and sold in accordance with the Declaration and the Resolutions and for the consideration described in the Agreement and Plan of Reorganization, will be validly issued, fully paid and nonassessable.
     This opinion is given as of the date hereof and we assume no obligation to update this opinion to reflect any changes in law or any other facts or circumstances which may hereafter come to our attention. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP

September 1, 2009
Transamerica Funds
570 Carillon Parkway
St. Petersburg, Florida 33716
Ladies and Gentlemen:
     We have acted as counsel to Transamerica Funds, a Delaware statutory trust (the “Trust”), in its individual capacity, and on behalf of its series, Transamerica Growth Opportunities (the “Acquiring Fund”), in connection with the Trust’s Registration Statement on Form N-14 to be filed with the Securities and Exchange Commission on or about September 1, 2009 (the “Registration Statement”), with respect to the Acquiring Fund’s Class P shares (the “Shares”) of beneficial interest to be issued in exchange for the assets of Transamerica Premier Growth Opportunities Fund, a series of Transamerica Investors, Inc., a Maryland corporation, as described in the Registration Statement (the “Merger”). You have requested that we deliver this opinion to you in connection with the Trust’s filing of the Registration Statement.
     In connection with the furnishing of this opinion, we have examined the following documents:
     (a) A certificate of the Secretary of State of the State of Delaware, dated as of a recent date, as to the existence of the Trust;
     (b) A copy, certified by the Secretary of State of the State of Delaware, dated as of a recent date, of the Trust’s Certificate of Trust, dated February 25, 2005, filed with the Secretary of State of the State of Delaware (the “Certificate of Trust”);
     (c) A certificate executed by the Secretary of the Trust, certifying as to, and attaching copies of, the Trust’s Amended and Restated Declaration of Trust (the “Declaration”), the Trust’s Amended and Restated By-Laws (the “By-Laws”), and the resolutions adopted by the Trustees of the Trust at a meeting held on July 21, 2009, authorizing the Merger and the issuance of the Shares on behalf of the Acquiring Fund (the “Resolutions”);
     (d) A printer’s proof, received on September 1, 2009, of the Registration Statement; and
     (e) A copy of the form of the Agreement and Plan of Reorganization to be entered into by the Trust, on behalf of the Acquiring Fund (the “Agreement and Plan of Reorganization”).
     In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, including conformed copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document. We have assumed that the Registration Statement as filed with the Securities

Transamerica Funds
September 1, 2009

and Exchange Commission will be in substantially the form of the printer’s proof referred to in paragraph (d) above, and that the Agreement and Plan of Reorganization will be duly completed, executed and delivered by the parties thereto in substantially the form of the copy referred to in paragraph (e) above. We have also assumed for the purposes of this opinion that the Declaration, the Certificate of Trust, the Resolutions and the Agreement and Plan of Reorganization will not have been amended, modified or withdrawn and will be in full force and effect on the date of issuance of the Shares.
     This opinion is based entirely on our review of the documents listed above and such other documents as we have deemed necessary or appropriate for the purposes of this opinion and such investigation of law as we have deemed necessary or appropriate. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.
     This opinion is limited solely to the Delaware Statutory Trust Act (which for this purpose includes applicable provisions of the Delaware Constitution and reported judicial decisions interpreting these laws) to the extent that the same may apply to or govern the transactions referred to herein, and we express no opinion with respect to the laws of any other jurisdiction or to any other laws of the State of Delaware. Further, we express no opinion as to any state or federal securities laws, including the securities laws of the State of Delaware. No opinion is given herein as to the choice of law or internal substantive rules of law which any tribunal may apply to such transaction. In addition, to the extent that the Declaration or the By-Laws refer to, incorporate or require compliance with, the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Trust, except for the Delaware Statutory Trust Act, as aforesaid, we have assumed compliance by the Trust with such Act and such other laws and regulations.
     We understand that all of the foregoing assumptions and limitations are acceptable to you.
     Based upon and subject to the foregoing and to the further assumptions and limitations hereinafter set forth, please be advised that it is our opinion that the Shares, when issued and sold in accordance with the Declaration and the Resolutions and for the consideration described in the Agreement and Plan of Reorganization, will be validly issued, fully paid and nonassessable.
     This opinion is given as of the date hereof and we assume no obligation to update this opinion to reflect any changes in law or any other facts or circumstances which may hereafter come to our attention. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP

September 1, 2009
Transamerica Funds
570 Carillon Parkway
St. Petersburg, Florida 33716
Ladies and Gentlemen:
     We have acted as counsel to Transamerica Funds, a Delaware statutory trust (the “Trust”), in its individual capacity, and on behalf of its series, Transamerica Flexible Income (the “Acquiring Fund”), in connection with the Trust’s Registration Statement on Form N-14 to be filed with the Securities and Exchange Commission on or about September 1, 2009 (the “Registration Statement”), with respect to the Acquiring Fund’s Class A shares, Class B shares, Class C shares and Class I shares (the “Shares”) of beneficial interest to be issued in exchange for the assets of Transamerica Convertible Securities, a series of the Trust, as described in the Registration Statement (the “Merger”). You have requested that we deliver this opinion to you in connection with the Trust’s filing of the Registration Statement.
     In connection with the furnishing of this opinion, we have examined the following documents:
     (a) A certificate of the Secretary of State of the State of Delaware, dated as of a recent date, as to the existence of the Trust;
     (b) A copy, certified by the Secretary of State of the State of Delaware, dated as of a recent date, of the Trust’s Certificate of Trust, dated February 25, 2005, filed with the Secretary of State of the State of Delaware (the “Certificate of Trust”);
     (c) A certificate executed by the Secretary of the Trust, certifying as to, and attaching copies of, the Trust’s Amended and Restated Declaration of Trust (the “Declaration”), the Trust’s Amended and Restated By-Laws (the “By-Laws”), and the resolutions adopted by the Trustees of the Trust at a meeting held on July 21, 2009, authorizing the Merger and the issuance of the Shares on behalf of the Acquiring Fund (the “Resolutions”);
     (d) A printer’s proof, received on September 1, 2009, of the Registration Statement; and
     (e) A copy of the form of the Agreement and Plan of Reorganization to be entered into by the Trust, on behalf of the Acquiring Fund (the “Agreement and Plan of Reorganization”).
     In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, including conformed copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document. We have assumed that the Registration Statement as filed with the Securities

Transamerica Funds
September 1, 2009

and Exchange Commission will be in substantially the form of the printer’s proof referred to in paragraph (d) above, and that the Agreement and Plan of Reorganization will be duly completed, executed and delivered by the parties thereto in substantially the form of the copy referred to in paragraph (e) above. We have also assumed for the purposes of this opinion that the Declaration, the Certificate of Trust, the Resolutions and the Agreement and Plan of Reorganization will not have been amended, modified or withdrawn and will be in full force and effect on the date of issuance of the Shares.
     This opinion is based entirely on our review of the documents listed above and such other documents as we have deemed necessary or appropriate for the purposes of this opinion and such investigation of law as we have deemed necessary or appropriate. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.
     This opinion is limited solely to the Delaware Statutory Trust Act (which for this purpose includes applicable provisions of the Delaware Constitution and reported judicial decisions interpreting these laws) to the extent that the same may apply to or govern the transactions referred to herein, and we express no opinion with respect to the laws of any other jurisdiction or to any other laws of the State of Delaware. Further, we express no opinion as to any state or federal securities laws, including the securities laws of the State of Delaware. No opinion is given herein as to the choice of law or internal substantive rules of law which any tribunal may apply to such transaction. In addition, to the extent that the Declaration or the By-Laws refer to, incorporate or require compliance with, the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Trust, except for the Delaware Statutory Trust Act, as aforesaid, we have assumed compliance by the Trust with such Act and such other laws and regulations.
     We understand that all of the foregoing assumptions and limitations are acceptable to you.
     Based upon and subject to the foregoing and to the further assumptions and limitations hereinafter set forth, please be advised that it is our opinion that the Shares, when issued and sold in accordance with the Declaration and the Resolutions and for the consideration described in the Agreement and Plan of Reorganization, will be validly issued, fully paid and nonassessable.
     This opinion is given as of the date hereof and we assume no obligation to update this opinion to reflect any changes in law or any other facts or circumstances which may hereafter come to our attention. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP